INVESTOR PRESENTATION Third Quarter 2022 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 2022 as filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates.

NPLs decreased $25 million QoQ; NPL ratio at 1.4% vs. 1.6% in Q2 2022 NCO ratio at 0.24% compared to 0.08% the previous quarter ACL-to-NPL ratio at 155% vs. 143% in Q2 2022 Credit Metrics Net income of $422 million; excluding the impact of the Evertec transactions, net income was $196 million Net interest margin: Popular, Inc. 3.32%, BPPR 3.27% Earnings Capital Common Equity Tier 1 Capital ratio of 16.0% Tangible book value per share of $38.69 compared to $46.18 in Q2 2022; primarily due to unrealized losses on debt securities and shares repurchased during the period Q3 2022 Highlights Acquired key customer channels from Evertec, amended commercial contracts and subsequently sold the entire ownership stake in Evertec. The transactions resulted in an after-tax gain of $227 million Completed the previously announced $400 million Accelerated Share Repurchase Agreement (ASR); total shares repurchased were 5.1 million at an average price of $78.94 Entered into an additional ASR agreement to repurchase an aggregate of $231 million of common stock expected to be completed no later than Q4 2022 P.R. and Florida were impacted by hurricanes Fiona and Ian, respectively; impact to Popular’s operations and clients was limited In October, transferred $6.5 billion in U.S. Treasury securities with accumulated unrealized losses of $873 million from available-for-sale to held-to-maturity portfolio to reduce the impact on tangible capital to the increases in interest rates going forward Recent Events

Business Metrics Popular, Inc.: Loan growth for the quarter was $1.2 billion ($807 million in P.R. and $346 million in the U.S.) BPPR: Commercial loans increased $489 million or 6% from Q2 2022 Auto and lease financing portfolio increased $97 million or 2% from Q2 2022 Mortgage originations were 36% lower than Q3 2021 Credit and debit card sales (in dollars) were 1% higher than Q3 2021 P.R. public funds2 at $17.53 billion as of September 2022, an increase of $392 million from Q2 2022 Deposits, excluding P.R. public funds, decreased $755 million Total deposit cost increased 20 basis points QoQ to 0.34% Popular Bank: Commercial loans increased $332 million or 5% from Q2 2022 Total deposit cost increased 25 basis points QoQ to 0.67% 1 Customers who have logged on to Popular’s web and/or mobile platform in the past 30 days 2 P.R. public funds exclude $727 million in deposits managed by the Corporation’s Fiduciary Services Division, where it acts as custodian or escrow agent 3 Includes $1.4 billion transferred out of BPPR at the beginning of October BPPR Customer Engagement Total customers at 1.97 million in Q3 2022, an increase of 8,000 from Q2 2022 and 22,000 higher than Q3 2021 1.1 million customers or 56% of our total customers are active online users1 Deposits captured through digital channels were 64% in Q3 2022, flat QoQ Business Highlights

Economy 1 Source: United Automobile Importers Group (based on units) as of September 2022; 2 Source: Puerto Rico Economic Development Bank, as of August 2022;   3 Source: U.S. Bureau of Labor Statistics (Seasonally Adjusted) as of August 2022; 4 Credit and debit card sales pertain to BPPR customers only as of September 2022 The Puerto Rico Economic Activity Index in August 2022 was flat versus June 2022 Employment continues to be strong, and the unemployment rate continues at decades lows New auto sales decreased 12% on a quarter over quarter basis, but continue above pre-pandemic levels 1 2 3 4 Puerto Rico – Key Indicators

6 Financial Summary

Money Market and Investment Securities ($ in billions)² ¹ FTE stands for fully taxable-equivalent basis. Represents a non-GAAP financial measure. See the Corporation’s earnings press release, Form 10Q and Form 10K filed with the Securities and Exchange Commission for the applicable periods for a GAAP to non-GAAP reconciliation 2 Balances are at end of period Differences due to rounding Total Loans and Deposits ($ in billions)² Loan Yields, Deposit Cost and NIM (FTE) Net Interest Margin Dynamics Net interest margin at 3.32%; FTE1 net interest margin at 3.71%, an increase of 26 basis points Money market and investment securities to earning assets ratio at 52% FTE loan yield increased 25 basis points QoQ to 6.39% Total deposit cost at 0.38%, 21 basis points higher than Q2 2022

Deposit mix has shifted in recent years; P.R. public sector deposits now account for 27% of total deposits Retail and commercial betas have historically been low, but they now represent a lower proportion of total deposits Public sector betas are expected to increase as the lagged effects of short-term rate hikes are incorporated in the pricing Expect public sector deposit costs to increase approximately 150 basis points in Q4 2022 Deposit Mix and Historical Betas 27% 27%

Investment Portfolio Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt for P.R. corporations Rapid rise in interest rates increased unrealized losses quarter-over-quarter; expect to fully recover these unrealized losses as the bonds approach maturity In October, transferred $6.5 billion of U.S. Treasuries in the 4-6 years maturity range from Available for Sale (“AFS”) to Held To Maturity (“HTM”), to reduce fluctuations in tangible book value going forward At the time of transfer, the positions had an unrealized loss of $873 million, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026 The yield on the transferred securities remains the same and no losses were recognized as a result of this transfer 1 Maturity expressed in years; In the case of mortgage-backed securities and CMO’s, it represents the weighted average life of the bonds assuming market consensus prepayment speeds 1 Dollars in millions Differences due to rounding 1 1 2 $6.5 billion in intermediate term U.S. Treasury securities were transferred to HTM in October 2 2

Robust regulatory capital levels Common Equity Tier 1 of 16.0% Leverage ratio of 7.7% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 42% of total assets Q3-2022 capital actions: Acquired key customer channels from Evertec, amended commercial contracts and subsequently sold the entire ownership stake in Evertec Completed the previously announced $400 million Accelerated Share Repurchase Agreement (ASR); total shares repurchased were 5.1 million at an average price of $78.94 Entered into an additional ASR agreement to repurchase an aggregate of $231 million of common stock expected to be completed no later than Q4 2022 TCE1 at 4.0% compared to 5.0% in Q2 2022; BPPR at 2.3% Tangible book value per share of $38.69 compared to $46.18 in Q2 2022; primarily due to unrealized losses on debt securities and shares repurchased during the period Note: Current period ratios are estimated 1 TCE is defined as the ratio of tangible common equity to tangible assets Capital Capital Ratios

Non-Performing Assets* NPAs and NPLs decreased by $23 million and $25 million QoQ, respectively NPL inflows increased by $6 million QoQ, driven by an $11 million U.S. healthcare relationship P.R. NPLs at $410 million, or 1.8% of loans, down by $35 million, driven by lower mortgage and commercial NPLs, offset in part by higher consumer NPLs U.S. NPLs at $43 million, or 0.5% of loans, up by $10 million QoQ, driven by the U.S. healthcare relationship *Dollars in millions Differences due to rounding Total NPL Inflows* Non – Performing Assets Non-Performing Loans*

NCOs and NCO-to-Loan Ratio ($ in millions) Differences due to rounding NCOs amounted to $18 million, increasing by $12 million QoQ BPPR’s NCOs at $18 million, increasing by $13 million QoQ, driven by higher auto loan NCOs PB’s NCOs remained flat QoQ NCO ratio at 0.24% vs. 0.08% in Q2 2022 ACL at $703 million, increasing by $21 million from the previous quarter, driven by higher loan volumes, changes in credit quality, and an $8 million specific reserve recorded for a PB healthcare NPL inflow ACL-to-Loans ratio at 2.23% vs. 2.24% in Q2 2022 ACL-to-NPLs at 155% vs. 143% in Q2 2022 1 NCOs and Allowance for Credit Losses

Differences due to rounding ACL Movement: Moody’s August 2022 vintage continues to show a positive economic scenario although 2022 GDP growth for the U.S. was revised downward Reduction in ACL due to continued strength in P.R. employment levels Qualitative Reserves and Portfolio Changes are mainly influenced by loan growth, a specific reserve for a commercial healthcare NPL and changes in credit quality Extended reversion period that applies to P.R. and U.S. CRE segments from 1yr to 3yrs Economic Scenario: Baseline scenario is assigned the highest probability, followed by the S3 (pessimistic) scenario Reductions in the forecasted GDP growth for the U.S. reflect impact of recent Q2 2022 data update. P.R. Growth is influenced by updated fiscal assumptions Unemployment rate remained consistent QoQ with increases in 2023 due to tighter financial conditions and expected slow down in employment Allowance for Credit Losses – Q3 2022 Movement

2022 Capital Actions Acquired key customer channels from Evertec, amended commercial contracts and subsequently sold the entire ownership stake in Evertec Completed the previously announced $400 million ASR Entered into an additional ASR agreement to repurchase an aggregate of $231 million of common stock expected to be completed no later than Q4 2022 Increased quarterly common stock dividend to $0.55 per share from $0.45 Franchise Additional Value 15.8% investment in Banco BHD León, the second largest private bank in the Dominican Republic Market leader in Puerto Rico Well-positioned to take advantage of economic growth Focus on customer service supported by broad branch network Differentiated digital offering for retail and commercial customers Diversified fee income driven by unmatched product breadth Strong risk-adjusted loan margins driven by a well-diversified portfolio Substantial liquidity with strong deposit franchise Mainland U.S. banking operation provides geographic diversification Commercial led strategy directed at small and medium sized businesses Branch footprint in South Florida and New York Metro National niche banking focused on homeowners’ associations, healthcare and non-profit organizations Driving Value ESG Our business provides a powerful platform to make a difference in the lives of our customers, colleagues, communities and shareholders Following hurricane Fiona, provided immediate relief to affected communities including farmers and other small businesses, waived several fees for a limited time and leveraged employee emergency fund to assist impacted colleagues

INVESTOR PRESENTATION Third Quarter Appendix 2022

Franchise Summary Corporate Structure Assets = $60 billion Assets = $11 billion Puerto Rico Operations United States Operations Assets = $71 billion Information as of September 30, 2022 ¹ Doing business as Popular Selected equity investments Banco BHD León under Corporate segment Dominican Republic bank 15.84% stake 2021 net income of $179 million Industry Financial services Headquarters San Juan, Puerto Rico Assets $71 billion (among top 50 BHCs in the U.S.) Loans $32 billion Deposits $65 billion Banking branches 158 in Puerto Rico, 39 in the U.S. (28 in New York and New Jersey and 11 in Florida) and 10 in the U.S. and British Virgin Islands NASDAQ ticker symbol BPOP Market Cap $5 billion Corporate Structure – Popular Inc. Banco Popular de Puerto Rico Popular’s Insurance Subsidaries Popular North America, Inc. Popular Securities LLC Holding Companies (Including Equity Investments) Popular Bank 1 Popular Auto, LLC

Differences due to rounding Business Segments

Municipalities Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related Indirect Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of September 30, 2022, our direct exposure to P.R. municipalities was $322 million, down by $30 million QoQ P.R. Public Sector Exposure

FICO Mix of Consumer Originations

Senior Unsecured Ratings Fitch BBB- Stable Outlook S&P BB+ Stable Outlook Moody’s Ba1 Stable Outlook 2018 May Fitch revised outlook to Positive 2019 April Moody's upgrades to B1 from B2 S&P revised outlook to Positive May Fitch upgrades to BB from BB- 2020 March S&P lowers outlook to Stable 2021 March Moody’s revised outlook to Positive April Moody’s upgrades to Ba3 from B1 Fitch and S&P revised outlook to Positive June Fitch upgrades to BBB- from BB, revised outlook to Stable Popular Inc. Credit Ratings 2022 April S&P upgrades to BB+ from BB-, revised outlook to Stable September Moody’s upgrades to Ba1 from Ba3, revised outlook to Stable

INVESTOR PRESENTATION Third Quarter 2022